COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

Supplement dated January 25, 2013

to the Statement of Additional Information (SAI) dated May 1, 2012, as supplemented

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The section of the SAI entitled “INVESTMENT ADVISORY AND OTHER SERVICES –The Investment Adviser and Investment Advisory Services – Advisory Fee Rates Paid by the Funds” is hereby modified by removing the rows for Columbia Variable Portfolio – Marsico 21st Century Fund, Columbia Variable Portfolio – Marsico Focused Equities Fund, Columbia Variable Portfolio – Marsico Growth Fund and Columbia Variable Portfolio – Marsico International Opportunities Fund and adding the following table reflecting investment advisory fees for those Funds effective on January 23, 2013:

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion and up to $1.5 billion	In excess of $1.5 billion and up to $3 billion	In excess of $3 billion and up to $6 billion	In excess of $6 billion
VP Marsico 21st Century Fund	0.710%	0.665%	0.620%	0.570%	0.560%	0.540%
VP Marsico Focused Equities Fund	0.710%	0.665%	0.620%	0.570%	0.560%	0.540%
VP Marsico Growth Fund	0.710%	0.665%	0.620%	0.570%	0.560%	0.540%
VP Marsico International Opportunities Fund	0.790%	0.745%	0.700%	0.650%	0.640%	0.620%

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The section of the SAI entitled “INVESTMENT ADVISORY AND OTHER SERVICES—The Subadviser(s) and Investment Subadvisory Services” is hereby modified by deleting the sub-section entitled “Sub-Advisory Rates Paid to Marsico” and replacing it with the following:

Subadvisory Agreement Fee Schedules

The Investment Manager pays Marsico, as full compensation for services provided and expenses assumed by Marsico, a subadvisory fee, computed daily and payable monthly at the annual rates listed below as a percentage of average daily net assets:

Fund	Subadviser	Fee Schedule
VP Marsico 21st Century Fund	Marsico	0.35% on the first $1.5 billion declining to
VP Marsico Focused Equities Fund		0.23% as assets increase(1)
VP Marsico Growth Fund
VP Marsico International Opportunities Fund

(1)

The fee is calculated based on the combined net assets of Columbia Funds, or portions thereof, managed by Marsico. This fee schedule became effective on January 23, 2013. Prior to January 23, 2013, the Investment Manager paid Marsico (i) a subadvisory fee for certain Columbia U.S. equity funds, or portions thereof, managed by Marsico (“U.S. Funds”) at a rate equal to 0.45% on the first $18 billion of aggregate assets of U.S. Funds declining to 0.35% as assets increase; and (ii) a subadvisory fee for certain Columbia international funds, or portions thereof, managed by Marsico (“International Funds”) at a rate equal to 0.45% on the first $6 billion of aggregate assets of International Funds declining to 0.35% as assets increase.

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The section of the SAI entitled “INVESTMENT ADVISORY AND OTHER SERVICES – The Administrator – Administration Fee Rates and Fees Paid” is hereby modified by removing the rows for Columbia Variable Portfolio – Marsico 21st Century Fund, Columbia Variable Portfolio – Marsico Focused Equities Fund, Columbia Variable Portfolio – Marsico Growth Fund and Columbia Variable Portfolio – Marsico International Opportunities Fund in the first table and adding the following table reflecting administration fees for these Funds effective on January 23, 2013:

Fund	First $500 million	In excess of $500 million and up to $1 billion	In excess of $1 billion and up to $3 billion	In excess of $3 billion and up to $12 billion	In excess of $12 billion
VP Marsico 21st Century Fund	0.060%	0.055%	0.050%	0.040%	0.030%
VP Marsico Focused Equities Fund	0.060%	0.055%	0.050%	0.040%	0.030%
VP Marsico Growth Fund	0.060%	0.055%	0.050%	0.040%	0.030%
VP Marsico International Opportunities Fund	0.080%	0.075%	0.070%	0.060%	0.050%

Shareholders should retain this Supplement for future reference.